PROJECT PROFILE
Carl Mackley Houses Philadelphia, PA

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $36.9 million, tenant-in-place substantial rehabilitation of the 184-unit Carl Mackley Houses housing development in northeast Philadelphia.

HITROLE	The HIT will purchase $13.8 million in Ginnie Mae insured construction loan certificates and a permanent loan certificate. The HIT financed an earlier renovation of Carl Mackley in 1997 under its Community Investment Demonstration Program, as one of 18 projects that created or preserved 1,970 housing units for low- and moderate- income households.

SOCIAL IMPACT	This rehabilitation will build on Carl Mackley’s proud history as the nation’s first federally financed public housing development. Carl Mackley was built at the height of the Great Depression with New Deal program funding to provide low- and moderate-income union workers with affordable housing.

All 184 units at Carl Mackley are affordable. Ninety-two units benefit from a Section 8 Housing Assistance Payment Contract administered by the Philadelphia Housing Authority. The remaining 92 units will house those earning 50% to 80% of area median income.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $13.8 Million	Total Development Cost $36.9 Million	184 Units of housing, with 100% affordable units	262,640 Hours of Union ConstructionWork Generated	$9.3 Million Tax revenue generated	$59.1 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of October 20, 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | Carl Mackley Houses – Philadelphia, PA
“The HIT is proud to be working on this new phase of rehabilitation at Carl Mackley. We expect this project to create more than 260,000 hours of union construction work. In these tough times, that means more family-supporting union jobs and more high-quality union-built housing for the community.”
—	Lesyllee White, Chief Marketing Officer AFL-CIO Housing Investment Trust

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

10/2020

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com